SECOND QUARTER 2022

FINANCIAL RESULTS CONFERENCE CALL

AUGUST 12, 2022

TROY MEIER
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

CHRISTOPHER CASHION
CHIEF FINANCIAL OFFICER

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Forward Looking Non-GAAP Financial Measures

Forward-looking adjusted EBITDA is a non-GAAP measure. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company's fiscal 2022 and future financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth in this presentation may be material.

SUPERIOR DRILLING PRODUCTS

SECOND QUARTER HIGHLIGHTS

Q2 2022

34%
Revenue Growth (Y/Y)

47%
Contract Services Revenue Increase (Y/Y)

18.3%
Adj. EBITDA Margin*

$2.8M
Cash Position

Higher number of rigs using flagship Drill-N-Ream® (DNR) wellbore conditioning tool

Improved market conditions and increased drilling activity drives demand for tools and services

Strengthened balance sheet

Working to improve capacity to support demand

Secured strategic International distributor relationship for DNR

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

Q2 REVENUE GREW 34% Y/Y, SEQUENTIALLY UP 10%

Compared with prior-year period unless otherwise noted
($ in millions)



$3.4
$3.6
$4.0
$4.1
$4.5
$2.9
$3.0
$3.6
$3.7
$4.0
$0.5
$0.5
$0.4
$0.4
$0.5
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
International
North America

North America revenue increased 37% in Q2

- Driven by increased tool revenue and strong growth in Contract Services (manufacture and refurbishment of drill bits and other related tools)
- Average U.S. rig count of 715 in Q2 22 was up 82 rigs sequentially and up 264 rigs since Q2 21

International revenue growth of 14% despite ongoing pandemic-related restrictions around travel, labor recruitment and O&G industry investment

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

TOOL AND CONTRACT SERVICES REVENUE GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)

Contract Services up 47% in Q2 22, 21% sequentially

Continued expansion of the volume and products refurbished and manufactured for long-time legacy customer

Other related tool revenue up 51% Y/Y from higher royalty and repair revenue driven by the DNR activity on more rigs

Revenue by Product



$3.4
$1.1
$1.1
$1.2
Q2 21
$3.6
$1.2
$0.8
$1.5
Q3 21
$4.0
$1.0
$1.5
$1.4
Q4 21
$4.1
$1.4
$1.0
$1.7
Q1 22
$4.5
$1.6
$1.1
$1.7
Q2 22
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

INVESTING TO ADDRESS STRONG DEMAND

Compared with prior-year period unless otherwise noted
($ in millions)

Continued investment in people to address demand; total workforce increased 36% Y/Y

Global inflationary headwinds on payroll expenses, raw materials, supplies, and repair and maintenance costs

Demonstrated operating leverage on the SG&A expense line

Operating Expenses



$3.3
$0.6
$1.5
$1.2
$3.4
$0.4
$1.6
$1.4
$3.9
$0.4
$1.7
$1.8
$3.8
$0.4
$1.6
$1.8
$4.4
$0.4
$1.9
$2.1
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Cost of Revenue
SG&A
Depreciation & Amortization

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Bottom Line & Adjusted EBITDA Results

($ in thousands)

Net Income (Loss) & Diluted EPS



$645
$150
($0.00)
($0.00)
$0.02
$0.01
($0.00)
($67)
($6)
($57)
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22

*Adjusted EBITDA and Margin**



$957
$853
$827
$1,014
$831
28.2%
23.9%
20.9%
24.5%
18.3%
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR
DRILLING PRODUCTS

Balance Sheet Strength

($ in millions)

Cash and Equivalents



$2.7
$2.5
$2.8
$2.9
$2.8
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022

Total Debt



$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$2.5
$0.75
$1.7
$2.4
$0.75
$1.6
12/31/2019
12/31/2020
12/31/2021
6/30/2022
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Cash from operations was $1.4 million YTD compared with $335 thousand a year ago

CapEx spending to $1.2 million YTD

- Down payment of $287 thousand to secure new machining center during 1Q 22
- Increase in Middle East DNR rental tool fleet
- Higher maintenance and other capacity improvement projects

Total debt down 2% from 2021 year end

- Final $750 thousand principal on Hard Rock note expected to be paid in October 2022

$6.7 million in shareholders' equity at quarter-end

SUPERIOR DRILLING PRODUCTS

FISCAL 2022 GUIDANCE[1]

Revenue: $22 million to $25 million

SG&A expenses: $7.0 million to $7.3 million

Adjusted EBITDA[2]: $6 million to $8 million

Capital Expenditures: $3 million to $4 million

The full year 2022 expectations reflects the impact from the sale of the $3.8 million stage one MENA DNR fleet to Bin Zayed Petroleum in the third quarter of 2022. The Company expects third quarter 2022 revenue will be $8 million to $9 million and Adjusted EBITDA[2] to range between $3.5 million to $4.0 million.

[1] Expectations provided on August 12, 2022

[2] Adjusted EBITDA is a non-GAAP measure. See Forward Looking Non-GAAP Financial Measures on Slide 2 for more information

SUPERIOR DRILLING PRODUCTS

OUTLOOK AND OPPORTUNITIES*



Expect growth in revenue and profitability in 2022

North America:

- DNR demand – expect increased presence on more rigs
- Contract Services – Advancing conversations with major industry companies to support their efforts

International:

- Bin Zayed Petroleum for Investment Ltd will market and distribute DNR in Middle East and North Africa

Enhancing manufacturing/support capacity and focused on talent acquisition to support demand

Building out team with skilled experts; Training continues to be a focus area

Higher level of CapEx for machining capacity, Middle East DNR tools, and to expand bit refurbishment infrastructure and Middle East repair facility

** Expectations provided on August 12, 2022*


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
GAAP net (loss) income	**($66,781)**	**($6,210)**	**$644,884**	**$149,837**	**($56,510)**
Add back:					
Depreciation and amortization	585,504	405,225	422,733	410,733	402,648
Interest expense, net	145,471	130,172	125,512	123,664	129,760
Share-based compensation	167,033	196,096	226,144	210,133	212,469
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Loss (gain) on sale or disposition of assets	11,187	-	(939)	-	22,146
Recovery of related party note receivable	-	-	(707,112)	-	-
Income tax expense	26,468	39,327	27,202	31,384	32,299
Non-GAAP adjusted EBITDA[1]	**$957,082**	**$852,810**	**$826,624**	**$1,013,951**	**$831,012**
GAAP Revenue	$3,399,109	$3,561,919	$3,950,469	$4,130,164	$4,540,842
Non-GAAP Adjusted EBITDA Margin	*28.2%*	*23.9%*	*20.9%*	*24.5%*	*18.3%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS